                                                                   EXHIBIT 10.19

                              PACIFIC BASIN FOODS, INC.
                          GENERAL PURCHASING TERMS AGREEMENT

THIS GENERAL PURCHASING TERMS AGREEMENT (this "Agreement") is effective on this 21st day of October 1996, by and between Pacific Basin Foods, Inc. with its office at 9586 Distribution Avenue, Ste D, San Diego, California 92121 herein referred to as "PBF" and Rubio's Restaurants, Inc., with its principal offices at 5151 Shoreham Place, Ste 260, San Diego, CA 92122 herein referred to as "Buyer".

                                       RECITALS

PBF is a corporation which purchases and distributes food, meat, beverages and related supplies for restaurants and other food service businesses. Buyer is a restaurant organization which purchases said items. The parties desire to establish certain terms pursuant to which Buyer will purchase such food, meat, beverages and related supplies from PBF.

NOW, THEREFORE, in consideration of the terms and covenants stated herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree that the following terms shall relate to any purchases by Buyer.

                                  ARTICLE I
                             PURCHASE AND TERM

1(a). TERM. Buyer agrees to purchase from PBF, and PBF agrees to acquire and to sell to Buyer, pursuant to Buyer's specifications, food, meat, beverages and related supplies which are regularly stocked by PBF, herein referred to as "Inventory" for an initial term beginning on the day of this Agreement and expiring one year thereafter; PBF shall, in good faith, use its reasonable efforts to provide such Inventory at the best cost and quality level consistent with Buyer's specifications. PBF will use best efforts maintain a fill rate of 98% or more and to supply Buyer with relevant product information to make cost and quality decisions.

                                  ARTICLE II
                                  INVENTORY

2(a). INVENTORY. Buyer shall buy for its account Inventory which shall be categorized as either General Inventory or Dedicated Inventory.

2(b). DEDICATED INVENTORY. Dedicated Inventory is defined as specific food, meat, beverages or other consumable supplies used by no other customer of PBF and acquired by PBF for the exclusive, ongoing use of Buyer.

2(c). GENERAL INVENTORY. General Inventory is defined as all Inventory other than Dedicated Inventory.

2(d). OBSOLETE DEDICATED INVENTORY. At the end of each PBF accounting period, PBF will provide Buyer with an analysis of activity levels for all Dedicated Inventory purchased for

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the exclusive use of Buyer.  To the extent that such Dedicated Inventory has been taken off the menu, discontinued by Buyer's restaurants or for any other reason is no longer purchased by Buyer from PBF, *** for such *** shall be
  ***     ***  of an *** therefore. If  ***  is not  ***  within that time frame, Buyer shall be *** for any *** associated with *** of such inventory. PBF shall have the right, but not the *** to dispose of such *** in a commercially responsible manner and shall *** with any net proceeds from such sales after deducting PBF's costs.

2(e). OPPORTUNISTIC PURCHASES. From time to time, PBF may, in its sole discretion, offer Buyer the opportunity to acquire certain items of Inventory at prices, in amounts and upon terms which differ from those ordinarily offered by PBF. Such opportunities shall be referred to as "Opportunistic Purchases". All such Opportunistic Purchases shall be available only on such terms and conditions as may be established by PBF from time to time, including, without limitation, requirements for advance payment from Buyer, and PBF shall have no obligation to execute any Opportunistic Purchase ordered by Buyer until such time as Buyer is in full and strict compliance with all such terms and
conditions.  PBF may, at its option offer finance terms at     *** plus any
  ***  incurred.   ***  will be determined as published by Bank of America.

2(f).  OPPORTUNISTIC INVENTORY PAYMENTS.  All Opportunistic Purchases to be
paid for by Buyer shall be paid within   ***  after PBF's delivery of written
notice to Buyer confirming PBF's receipt of such Opportunistic Purchases, or within the terms of PBF's payment to vendor for such product, whichever is longer.

2(g). PERIODIC STATEMENTS. Within *** after the end of each of PBF's four week accounting periods, PBF shall provide to Buyer a statement summarizing in reasonable detail the status of activity with respect to Opportunistic Purchases held by PBF for Buyer's account during such period, and unless Buyer responds within *** , such statement will be presumed to be correct.

2(h). NON FOOD MERCHANDISING MATERIALS. Any items such as uniforms or promotional merchandise will be paid for by the Buyer directly pursuant to the terms established by the vendor.

2(i). IDENTIFICATION OF INVENTORY AND WARRANTIES. Any description of the Inventory sold under this Agreement is for the sole purpose of identifying such Inventory and should not be construed as a warranty for any other purpose whatsoever. PBF retains the right to change or to substitute with like kind the Inventory. PBF will obtain Buyer's approval prior to substitution.

       IT IS SPECIFICALLY AGREED THAT ANY WARRANTY FROM PBF TO BUYER WITH REGARD TO ANY OF THE INVENTORY, WHETHER DEDICATED INVENTORY OR GENERAL INVENTORY, MUST BE MADE IN WRITING FROM PBF TO BUYER, MUST BE SIGNED BY A DULY AUTHORIZED OFFICER OF

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       PBF, AND MUST CONTAIN THE EXPRESS TERMS "WARRANTY" AND "WARRANTS".  ANY
       SUCH WARRANTY GIVEN BY PBF TO BUYER SHALL BE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY OF MERCHANTABILITY. THE SOLE AND EXCLUSIVE REMEDY FOR BREACH OF ANY AND
       ALL WARRANTIES WITH RESPECT TO THE INVENTORY, WHETHER DEDICATED INVENTORY OR GENERAL INVENTORY, SHALL BE THE REPLACEMENT OF SUCH INVENTORY WITHOUT CHARGE TO BUYER. IN NO EVENT SHALL PBF BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, PERSONAL INJURY OR ECONOMIC LOSS, ARISING IN CONNECTION WITH OR OUT OF BUYER'S PURCHASE OR USE OF ANY INVENTORY.

       Notwithstanding the foregoing, PBF agrees that, to the extent such warranties or rights of recovery are assignable, PBF shall assign to Buyer any manufacturers' or suppliers, warranties or rights or recovery against manufactures or suppliers to which PBF may be entitled that are applicable to the Inventory.

2(j). PRODUCT LIABILITY. At all times during the term of this Agreement, PFB shall maintain product liability insurance in an amount which is not less than
  *** per occurrence in accordance with then prevailing industry standards. All such product liability insurance shall (1) be primary, (2) name Buyer and PBF as insured, (3) contain waivers of subrogation, and (4) provide that no cancellation or modification thereof will be effective without *** prior written notice to Buyer and PBF. PBF will provide buyer with evidence of such insurance. PBF will have Certificates of Insurance on file from its vendors.

                                    ARTICLE III
                                      PRICING

3(a).  PRICING FOR INVENTORY.  Inventory shall be sold to Buyer at Landed Cost
+ *** . Landed Cost shall be defined as the sum of the cost of an item of Inventory to PBF, plus the actual cost of freight to PBF's facilities and, to the extent necessary, the actual costs of outside storage (herein "Landed Cost"). Outside storage costs will be deemed necessary in the event that PBF takes delivery of Opportunistic Purchases for Buyer's benefit. PBF will provide warehouse space for Buyer's normal requirements.

3(b). PRICING FOR FURNITURE, FIXTURES AND EQUIPMENT. Furniture, fixtures and equipment shall be sold to Buyer at actual cost +***, plus the actual cost of freight, installation and applicable sales tax.

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3(c).  RIGHT TO CONFIRM COSTS/PRICING

       (i) During the term hereof, Buyer shall have the right to inspect, during PBF's normal business hours, accounting records, including purchase orders, of PBF as may be reasonably necessary to confirm that Buyer has, in fact, been charged no more than is permissible under Section 3 (a) above, it being understood that any such inspection shall be limited to the sole purpose of confirming that the prices, fees, and other amounts charged to Buyer comply with the provisions of this Agreement. Buyer shall give PBF 30 days notice prior to inspection. Any costs incurred for purposes of this verification are the responsibility of Buyer.

       (ii) If Buyer elects to review the accounting records of PBF to confirm that the prices, fees, and other amounts which PBF has charged to Buyer comply with the provisions of this Agreement and Buyer thereafter claims that is has been charged amounts in excess of that which is permissible under Section 3(a) above, PBF and Buyer will determine amount of overcharge, if any, and return said overcharge to Buyer within 30 days. Any shortfall shall be paid from Buyer to PBF within 30 days.

       (iii) Buyer's right to inspect such records of PBF shall be limited as follows: (a) Buyer shall not inspect the records of PBF any more frequently than two times per calendar year; and (b) Buyer shall audit only those records which relate to transactions which have occurred within the twelve months immediately prior to the notice of request to inspect.

                                     ARTICLE IV
                                      PAYMENT

4(a). BILLING FOR INVENTORY. Payment for Inventory other than Opportunistic Purchases will be due from Buyer to PBF based upon the attached schedule of payment due dates. Such payment will be remitted through electronic funds transfer. Invoices must be paid in full and deductions shall be permitted only when documented by a credit memo invoice issued by PBF. PBF shall use its best reasonable efforts to issue such credit memo invoices within one week after the delivery of the items of Inventory which give rise to such deductions.

4(b). BILLING FOR FURNITURE, FIXTURES AND EQUIPMENT. Billing for Furniture, Fixtures and Equipment will be by invoice from PBF to Buyer on a restaurant by restaurant basis. PBF will invoice Buyer for such Furniture, Fixtures and Equipment once the project is completed. Payment for Furniture, Fixtures and Equipment invoices shall be due from Buyer to PBF within *** of receipt.

4(c).  FINANCE CHARGES.  In the event that any payment is not paid by Buyer
within   ***  of the schedule referred to in Sections 4(a) and 4(b) above, finance charges will be assessed at a rate of  ***  .

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission

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                                     ARTICLE V
                                      DELIVERY

5(a). DELIVERY. Unless otherwise agreed, the Inventory shall be delivered at two times per week during normal restaurant operating hours to each location provided by Buyer. The day of delivery shall be the same for each week unless an alternative day(s) is agreed to by both parties.

5(b). RISK OF LOSS. The risk of loss of the Inventory shall not pass to Buyer until PBF delivers the Inventory to a location specified by Buyer or to Buyer or Buyer's agent.

5(c). INSURANCE. PBF shall secure, at its own expense, adequate insurance coverage for the Inventory sold under this Agreement. If the Inventory is lost or damaged, the party then bearing the risk of loss under the terms of this Agreement and applicable law shall look to the insurance proceeds for full satisfaction regardless of the adequacy of those proceeds and without regard to any breach of this Agreement by either party.

                                     ARTICLE VI
                          TERMINATION, NOTICES & REMEDIES.

6(a). TERMINATION BY PBF. Without limiting any other rights or remedies which PBF may have hereunder, at law, in equity or otherwise, at any time during the term of this Agreement and at any time thereafter, PBF shall have the right to terminate this Agreement and cease deliveries to Buyer's restaurants (1) if Buyer fails to pay an amount due within seven days of Buyer having received written notice of late payment as defined in Sections 4(a) and 4(b). Such written notice may be issued no earlier than three days after the payment due date; or (2) upon the appointment of a receiver for the property of Buyer or the initiation of any bankruptcy, insolvency, reorganization or other proceeding for the relief or protection of debtors, whether voluntary or involuntary, by or against Buyer, where such appointment or proceeding is not dismissed within thirty days.

6(b). TERMINATION BY BUYER. Without limiting any other rights or remedies which Buyer may have hereunder, at law, in equity or otherwise, at any time during the term of this Agreement and at any time thereafter, Buyer shall have the right to terminate this Agreement (1) upon thirty days' prior notice if PBF is in default hereunder and fails to cure such default within such thirty day period; (2) upon thirty days' prior notice if PBF fails to pay its debts as the same become due in the ordinary course of business; or (3) upon the appointment of a receiver for the property of PBF or the initiation of any bankruptcy insolvency, reorganization or other proceedings for the relief or protection of debtors, whether voluntary or involuntary, by or against PBF, where such appointment or proceeding is not dismissed within thirty days. In any event, a material default is necessary for termination.

6(c).  INVENTORY, TERMINATION.  Upon termination, Buyer shall purchase   ***
***    , including   ***  , which was purchased  *** and will  ***

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***  to PBF within  ***  of termination.  PBF will deliver said   ***  to  ***,
if desired.

6(d).      ***  OF INVENTORY.  If Buyer  ***  any  ***  upon termination as required under this Agreement, then PBF may, without limiting any other rights
and remedies which it may have hereunder, ***  of all such  ***   in a
commercially reasonable manner apply the ***  of such  ***  to all  ***   due
***  to PBF, and seek any  ***  from Buyer.

6(e). ACCOUNTS RECEIVABLE. Upon termination, Buyer will remit payment for all amounts due related to accounts receivable within *** of termination.

6(f). NOTICES. Any notice required under this Agreement shall be provided by first class, postage prepaid mail to the "designated party contacts" at the addresses set forth below or by facsimile transmission to the number set forth below unless otherwise changed by either party:

Designated Party Contacts:

Rubio's Restaurants, Inc.               Pacific Basin Foods, Inc.
5151 Shoreham Place                     9586 Distribution Avenue
Ste 260                                 Ste D
San Diego, CA 92122                     San Diego, CA 92121
Phone:    (619) 452-1770                Phone:    (619) 566-8892
Fax:      (619) 452-0181                Fax:      (619) 566-9946
Attn:     Reynaldo Ochoa                Attn:     Herschel Hendrickson
Attn:     James Stryker

Mailed notices shall be deemed effective five days after mailing. Facsimile notices shall be deemed effective on the date transmitted.

6(d). ATTORNEY'S FEES. Should any party be required to enforce its rights under this Agreement, then in addition to any remedy or damage provided by law or equity, the prevailing party shall be entitled to payment of its fees, costs and reasonable attorney's fees incurred in enforcing such rights.

                                    ARTICLE VII
                                   MISCELLANEOUS

7(a). GENERAL. This Agreement constitutes the entire agreement between the parties, shall be construed in accordance with the laws of the State of California, and may not be assigned by any party without the consent of the other party. Notwithstanding the foregoing, either party may assign its rights under this Agreement to any person or entity which controls, is controlled by, or is under common control with, the assigning party; provided, however, that such assignment

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shall not serve to release the assigning party from its obligations under this Agreement. This Agreement supersedes all prior agreements between the parties.

7(b). FINANCIAL INFORMATION. Buyer shall provide PBF with *** , and will notify PBF of any material changes in the *** of Buyer's organization.

7(c). CONFIDENTIALITY. Buyer acknowledges that the accounting books and records and other financial information of PBF to which Buyer or its agents may have access pursuant to Article III hereof and the compilation of prices and other contents of PBF's Order Guide Book are confidential and proprietary to PBF. Buyer shall not disclose such information to any other person without PBF'S prior written consent and will use such information only in furtherance of Buyer's proper performance of its obligations under this Agreement or in enforcing its rights hereunder. Upon the termination of this Agreement, Buyer shall immediately return all such information, in whatever form, to PBF, and thereafter Buyer shall not use such information for any purpose, unless and to the extent that such information is deemed to be in the public domain or has been obtained by Buyer from third parties without any prohibitions on disclosures thereof. PBF acknowledges that all information obtained about Buyer's financial condition and business operations that is not otherwise available is confidential and proprietary to Buyer. PBF shall not disclose such information to any other person without Buyer's written consent and will use such information only in furtherance of PBF's proper performance of its obligations under this Agreement or in enforcing its rights hereunder.

7(d). EXCUSABLE DELAYS. Neither party shall be liable for any delay in the performance of any of its obligations hereunder, or for any damages suffered by the other party as a result of such delay, where such delay directly or indirectly causes or in any manner arises in connection with fires, floods, accidents, riots, strikes or other labor unrest, acts of God, war, governmental restrictions or interference, shortages of fuel, labor, materials or supplies, transportation delays or any other causes which are beyond the reasonable control of the party whose performance is so delayed; provided, however, that no delay in the payment of monies due from either party hereunder shall be deemed or construed to be excused pursuant to this Section 7(c).

7(e). WAIVERS AND MODIFICATIONS. All waivers or modifications hereunder must be made in writing and signed by both parties, and the failure to require a party's performance of any obligation hereunder shall not affect the other party's right subsequently to require performance of that obligation. No waiver of any breach hereunder shall be construed as a waiver of any continuing or succeeding breach or a waiver of modification of the terms of this Agreement.

7(f). SEVERABILITY. If any provision of this Agreement is deemed to be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent required by such invalidity or unenforceability without affecting the remainder of such provision or the remainder of this Agreement.

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       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



PBF                                     BUYER



By:  /s/  Herschel Hendrickson          By:  /s/  James W. Stryker
   ------------------------------          --------------------------------
Title:         President                Title:         Vice Pres.
      ---------------------------             -----------------------------


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                            Rubio's Restaurants, Inc.
               1999 Schedule of Payments Due: Pacific Basin Foods


SCHEDULE OF PAYMENT DUE DATES

RUBIO'S                               FOR DELIVERIES
PERIOD/WEEK                   STARTING               ENDING                 ***
FY96
P10          WEEK 2           9/30/96                10/13/96               ***
P10          WEEK 4           10/14/96               10/27/96               ***
P11          WEEK 2           10/28/96               11/10/96               ***
P11          WEEK 4           11/11/96               11/24/96               ***
P12          WEEK 2           11/25/96               12/08/96               ***
P12          WEEK 5           12/9/96                12/29/96               ***

FY97
P01          WEEK 2           12/30/96               01/12/97               ***
P01          WEEK 4           1/13/97                01/26/97               ***
P02          WEEK 2           1/27/97                02/09/97               ***
P02          WEEK 4           2/10/97                02/23/97               ***
P03          WEEK 2           2/24/97                03/09/97               ***
P03          WEEK 5           3/10/97                03/30/97               ***
P04          WEEK 2           3/31/97                04/13/97               ***
P04          WEEK 4           4/14/97                04/27/97               ***
P05          WEEK 2           4/28/97                05/11/97               ***
P05          WEEK 4           5/12/97                05/25/97               ***
P06          WEEK 2           5/26/97                06/08/97               ***
P06          WEEK 5           6/9/97                 06/29/97               ***
P07          WEEK 2           6/30/97                07/13/97               ***
P07          WEEK 4           7/14/97                07/27197               ***
P08          WEEK 2           7/28/97                08/10/97               ***
P08          WEEK 4           8/11/97                08/24/97               ***
P09          WEEK 2           8/25/97                09/07/97               ***
P09          WEEK 5           9/8/97                 09/28/97               ***
P10          WEEK 2           9/29/97                10/12/97               ***
P10          WEEK 4           10/13/97               10/26/97               ***
P11          WEEK 2           10/27/97               11/09/97               ***
P11          WEEK 4           11/10/97               11/23/97               ***
P12          WEEK 2           11/24/97               12/07/97               ***
P12          WEEK 5           12/8/97                12/28/97               ***


***   Portions of this page have been omitted pursuant to a request for
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